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                    SCHRODER CAPITAL FUNDS (DELAWARE)

                               SUPPLEMENT
                          DATED MAY 24, 2001

        To Statement of Additional Information dated March 1, 2001


The following paragraph is added at the end of "Brokerage Allocation and Other Practices" in the Statement of Additional Information:

      "Schroder also manages private investment companies ("hedge funds") that it markets to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. In addition, portfolio managers who manage the hedge funds may manage one or more of the Funds. The hedge funds are structured so that when they reach a certain asset size, the portfolio managers will be compensated through sharing in the profits generated to Schroder by the hedge funds. In the context of this performance compensation structure, the differences in trading methodologies between the hedge fund and a Fund may result in a conflict of interest. Schroder is aware of this potential conflict of interest and has instituted procedures to assure that transactions effected on behalf of the hedge funds do not adversely impact the Funds. These procedures include the co-authorization by portfolio managers, whose compensation is independent of the profitability of the hedge funds, of transactions on behalf of the hedge funds and more frequent compliance review of transactions effected for all clients, including the Funds, in the same sectors."